UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2017
Materion Corporation
____________________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-15885	34-1919973

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6070 Parkland Blvd., Mayfield Hts., Ohio		44124

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	216-486-4200

Not Applicable
____________________________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders of Materion Corporation (the "Company") held on May 3, 2017 (the "Annual Meeting"), the shareholders of the Company approved and adopted the amendment and restatement of the Materion Corporation 2006 Stock Incentive Plan (the "Plan"), which, among other things (i) increased the authorized number of shares available for issuance under the Plan to 4,450,000 shares of common stock, an increase of 1,200,000 shares. The Amended and Restated Materion Corporation 2006 Stock Incentive Plan (As Amended and Restated) is attached as Exhibit 10.1 to Item 9.01 of this Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of the record date of the Annual Meeting, there were 20,005,317 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting 19,223,813, or 96% of the outstanding common shares entitled to vote were represented in person or by proxy. Those shares were voted as follows (vote totals may not agree due to rounding of fractional shares):

1.	The following individuals were nominated in 2017 to serve as directors until 2018. All nominees were elected. The results were as follows:

Name	Votes For:	Votes Withheld:	Broker Non-Votes:
Richard J. Hipple	17,726,538.765	336,193.707	1,161,081.000
Joseph P. Keithley	17,778,660.752	284,071.720	1,161,081.000
Vinod M. Khilnani	17,673,041.368	389,691.104	1,161,081.000
William B. Lawrence	17,778,943.361	283,789.111	1,161,081.000
N. Mohan Reddy	17,768,339.394	294,393.078	1,161,081.000
Craig Shular	17,832,579.010	230,153.462	1,161,081.000
Darlene J. S. Solomon	17,905,070.786	157,661.686	1,161,081.000
Robert B. Toth	17,834,357.839	228,374.633	1,161,081.000
Jugal K. Vijayvargiya	17,868,596.210	194,136.262	1,161,081.000
Geoffrey Wild	17,836,325.923	226,406.549	1,161,081.000

2.	Approval of the Materion Corporation 2006 Stock Incentive Plan (As Amended and Restated as of May 3, 2017):

Votes For:            15,978,677.067
Votes Against:              2,067,425.284
Abstentions:             16,079.411
Broker Non-Votes:         1,162,581.000

3.	Approval of the Materion Corporation 2006 Non-employee Director Equity Plan (As Amended and Restated as of May 3, 2017):

Votes For:            15,978,677.067
Votes Against:              2,058,995.140
Abstentions:             23,560.265
Broker Non-Votes:         1,162,581.000

4.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year 2017:

Votes For:            18,868,724.557
Votes Against:              343,133.729
Abstentions:             11,955.186
Broker Non-Votes             0.000

5.	Advisory vote to approve the compensation of the Company's named executive officers for 2017:

Votes For:            17,399,263.579
Votes Against:               634,860.968
Abstentions:             28,607.925
Broker Non-Votes         1,161,081.000

6.	Advisory vote to determine the frequency with which shareholders will be entitled to vote on an advisory basis regarding the compensation of the Company's named executive officers:

Votes For Every Year:        13,762,985.424
Votes For Every Two Years:      34,605.581
Votes For Every Three Years:     4,255,427.769
Abstentions:             9,713.698
Broker Non-Votes         1,161,081.000

The Company has determined that the advisory vote on named executive officer compensation would be held every year until the next vote on the frequency of such advisory votes.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit Number	Description of Exhibit
10.1	Amended and Restated Materion Corporation 2006 Stock Incentive Plan (As Amended and Restated as of May 3, 2017)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Materion Corporation

May 4, 2017	By:	/s/ Gregory R. Chemnitz
Gregory R. Chemnitz
Vice President, General Counsel and Secretary